Exhibit 99.2

Boise Inc.

Quarterly Statistical Information

	2010
	Q1	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	203,003	196,570	203,563	180,892	784,028
Premium and Specialty UFS Volume (short tons)	108,815	115,316	114,776	110,021	448,928
Market Pulp Volume (short tons)	18,558	13,382	27,287	21,968	81,195
Medium Volume (short tons)	31,823	31,390	33,893	29,438	126,544
Commodity UFS Mill Net Sales Price ($/short ton)	$899	$934	$957	$954	$936
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$1,020	$1,030	$1,076	$1,068	$1,049
Market Pulp Mill Net Sales Price ($/short ton)	$496	$605	$563	$544	$549
Medium Mill Net Sales Price ($/short ton)	$408	$460	$502	$499	$467
Depreciation & Amortization (000)	$21,469	$21,698	$21,903	$22,289	$87,359
Capital Spending (000)	$9,917	$15,397	$17,981	$24,552	$67,847

Packaging
Linerboard Sales Volume (short tons)	138,561	157,236	153,434	152,380	601,611
Segment Linerboard Sales Volume (short tons)	61,878	53,950	48,254	61,129	225,211
Corrugated Containers and Sheets Sales Volume (mmsf)	1,616	1,686	1,741	1,691	6,735
Newsprint Sales Volume (short tons)	53,572	59,071	58,613	59,434	230,690
Linerboard Mill Net Sales Price ($/short ton)	$364	$427	$468	$470	$434
Segment Linerboard Mill Net Sales Price ($/short ton)	$296	$340	$398	$431	$365
Corrugated Containers and Sheets Net Sales Price ($/msf)	$53	$56	$59	$59	$57
Newsprint Mill Net Sales Price ($/short ton)	$442	$474	$511	$539	$493
Depreciation & Amortization (000)	$9,696	$9,579	$9,599	$9,682	$38,556
Capital Spending (000)	$3,372	$5,923	$10,566	$18,762	$38,623

Total Company
EBITDA (000) (a)	$29,261	$70,070	$109,829	$93,391	$302,551
EBITDA Excluding Special Items (000) (a)	$54,916	$66,951	$110,948	$92,750	$325,565
Net Income (Loss) Per Share: Basic	$(0.16)	$0.17	$0.45	$0.32	$0.78
Net Income (Loss) Per Share: Diluted	$(0.16)	$0.16	$0.43	$0.31	$0.75

(a)	Reconciliation of net income (loss) (a GAAP measure) to EBITDA and EBITDA to EBITDA excluding special items are provided as an appendix.

Boise Inc.

Quarterly Statistical Information

	2009
	Q1	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	205,770	209,022	220,115	208,713	843,620
Premium and Specialty UFS Volume (short tons)	97,399	105,570	104,761	99,866	407,596
Market Pulp Volume (short tons)	6,386	11,461	18,851	21,513	58,211
Medium Volume (short tons)	30,120	30,440	34,558	31,382	126,500
Commodity UFS Mill Net Sales Price ($/short ton)	$949	$924	$908	$904	$921
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$1,050	$1,026	$1,010	$1,000	$1,021
Market Pulp Mill Net Sales Price ($/short ton)	$383	$357	$412	$495	$429
Medium Mill Net Sales Price ($/short ton)	$469	$429	$403	$376	$418
Depreciation & Amortization (000)	$21,346	$21,099	$21,171	$21,524	$85,140
Capital Spending (000)	$9,091	$11,259	$14,557	$16,143	$51,050

Packaging
Linerboard Sales Volume (short tons)	109,701	134,037	148,727	149,658	542,123
Segment Linerboard Sales Volume (short tons)	38,202	54,212	76,511	83,756	252,681
Corrugated Containers and Sheets Sales Volume (mmsf)	1,418	1,444	1,553	1,548	5,963
Newsprint Sales Volume (short tons)	60,120	28,190	52,463	58,085	198,858
Linerboard Mill Net Sales Price ($/short ton)	$427	$383	$340	$333	$366
Segment Linerboard Mill Net Sales Price ($/short ton)	$352	$302	$284	$293	$301
Corrugated Containers and Sheets Net Sales Price ($/msf)	$60	$59	$58	$54	$58
Newsprint Mill Net Sales Price ($/short ton)	$588	$434	$378	$411	$459
Depreciation & Amortization (000)	$9,656	$10,778	$10,676	$11,122	$42,232
Capital Spending (000)	$7,403	$6,465	$2,597	$6,622	$23,087

Total Company
EBITDA (000) (a)	$52,723	$130,633	$127,989	$84,335	$395,680
EBITDA Excluding Special Items (000) (a)	$58,562	$52,961	$66,195	$54,385	$232,103
Net Income (Loss) Per Share: Basic	$(0.01)	$0.65	$0.61	$0.70	$1.96
Net Income (Loss) Per Share: Diluted	$(0.01)	$0.60	$0.57	$0.66	$1.85

(a)	Reconciliation of net income (loss) (a GAAP measure) to EBITDA and EBITDA to EBITDA excluding special items are provided as an appendix.

Boise Inc.

Quarterly Statistical Information

	2008
	Predecessor (a)	Boise Inc.	Combined	Boise Inc.			Combined
	Jan 1 - Feb 21	Feb 22 - Mar 31	Q1	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	164,330	100,138	264,468	223,707	229,964	214,741	932,880
Premium and Specialty UFS Volume (short tons)	71,369	53,932	125,301	126,509	133,679	117,649	503,138
Market Pulp Volume (short tons)	20,524	13,132	33,656	38,328	34,898	14,800	121,682
Medium Volume (short tons)	18,904	14,838	33,742	34,980	34,681	33,418	136,821
Commodity UFS Mill Net Sales Price ($/short ton)	$840	$865	$849	$901	$930	$944	$903
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$933	$936	$935	$966	$997	$1,015	$978
Market Pulp Mill Net Sales Price ($/short ton)	$535	$568	$548	$543	$496	$421	$516
Medium Mill Net Sales Price ($/short ton)	$454	$454	$454	$455	$484	$516	$477
Depreciation & Amortization (000) (b)	$348	$7,120	$7,468	$18,942	$24,074	$21,525	$72,009
Capital Spending (000)	$5,000	$2,536	$7,536	$11,671	$15,317	$13,232	$47,756

Packaging
Linerboard Sales Volume (short tons)	83,538	30,521	114,059	137,329	137,915	140,169	529,472
Segment Linerboard Sales Volume (short tons)	36,484	11,612	48,096	66,369	61,726	54,195	230,386
Corrugated Containers and Sheets Sales Volume (mmsf)	914	640	1,554	1,562	1,616	1,519	6,251
Newsprint Sales Volume (short tons)	56,358	29,315	85,673	105,175	97,150	94,324	382,322
Linerboard Mill Net Sales Price ($/short ton)	$423	$423	$423	$417	$429	$460	$433
Segment Linerboard Mill Net Sales Price ($/short ton)	$399	$386	$396	$394	$392	$406	$397
Corrugated Containers and Sheets Net Sales Price ($/msf)	$55	$56	$55	$56	$58	$61	$57
Newsprint Mill Net Sales Price ($/short ton)	$494	$512	$500	$544	$594	$643	$571
Depreciation & Amortization (000) (b)	$53	$5,213	$5,266	$12,995	$6,274	$10,585	$35,120
Capital Spending (000)	$5,173	$7,392	$12,565	$13,066	$7,487	$15,553	$48,671

Total Company
EBITDA (000) (c)	$23,667	$2,613	$26,280	$40,110	$61,067	$41,356	$168,813
EBITDA Excluding Special Items (000) (c)	$24,362	$28,745	$53,107	$40,143	$77,890	$75,984	$247,124
Net Income (Loss) Per Share Basic and Diluted	N/A	$(0.26)	N/A	$(0.23)	$0.06	$(0.20)	N/A

(a)	This information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.

(b)	See appendix for the detail of the decreased depreciation and amortization costs for the Predecessor for the period January 1 through February 21, 2008.

(c)	Reconciliation of net income (loss) (a GAAP measure) to EBITDA and EBITDA to EBITDA excluding special items are provided as an appendix.

Appendix

Other Financial Measures

(dollars in thousands)

EBITDA represents income (loss) before interest (change in fair value of interest rate derivatives, interest expense and interest income), income taxes, and depreciation, amortization, and depletion. The following table reconciles net income (loss) to EBITDA by quarter and year to date for 2010:

	2010
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$(12,685)	$13,310	$35,923	$26,186	$62,734
Change in fair value of interest rate derivatives	29	13	1	—	43
Interest expense	16,445	16,165	16,099	16,073	64,782
Interest income	(37)	(61)	(105)	(103)	(306)
Income tax provision (benefit)	(6,622)	8,376	25,454	18,164	45,372
Depreciation, amortization, and depletion	32,131	32,267	32,457	33,071	129,926

EBITDA	$29,261	$70,070	$109,829	$93,391	$302,551

The following table reconciles EBITDA to EBITDA excluding special items by quarter and year to date for 2010:
	2010
	Q1	Q2	Q3	Q4	YTD

EBITDA	$29,261	$70,070	$109,829	$93,391	$302,551
St. Helens mill restructuring	128	(434)	234	252	180
Change in fair value of energy hedges	3,330	(2,713)	885	(893)	609
Loss on extinguishment of debt	22,197	28	—	—	22,225

EBITDA excluding special items	$54,916	$66,951	$110,948	$92,750	$325,565

The following table reconciles net income (loss) to EBITDA by quarter and for the year ended December 31, 2009:
	2009
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$(916)	$50,883	$48,155	$55,720	$153,842
Change in fair value of interest rate derivatives	132	(627)	(125)	52	(568)
Interest expense	22,154	21,389	21,436	18,284	83,263
Interest income	(54)	(91)	(130)	(92)	(367)
Income tax provision (benefit)	(565)	26,187	25,737	(23,349)	28,010
Depreciation, amortization, and depletion	31,972	32,892	32,916	33,720	131,500

EBITDA	$52,723	$130,633	$127,989	$84,335	$395,680

The following table reconciles EBITDA to EBITDA excluding special items by quarter and for the year ended December 31, 2009:
	2009
	Q1	Q2	Q3	Q4	YTD

EBITDA	$52,723	$130,633	$127,989	$84,335	$395,680
St. Helens mill restructuring	3,648	1,133	1,402	(378)	5,805
Change in fair value of energy hedges	2,191	(3,468)	(3,624)	(976)	(5,877)
Alternative fuel mixture credits	—	(75,337)	(59,572)	(72,698)	(207,607)
Loss on extinguishment of debt	—	—	—	44,102	44,102

EBITDA excluding special items	$58,562	$52,961	$66,195	$54,385	$232,103

The following table reconciles net income (loss) to EBITDA for the Predecessor for the period of January 1 through February 21, 2008, for Boise Inc. for the three months ended March 31, 2008; June 30, 2008; September 30, 2008; and December 31, 2008, and for the combined three months ended March 31, 2008, and for the combined year ended December 31, 2008:

	2008
	Predecessor (a)	Boise Inc.	Combined	Boise Inc.			Combined
	Q1	Q1	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$22,786	$(16,371)	$6,415	$(18,050)	$4,383	$(15,485)	$(22,737)
Change in fair value of interest rate derivatives	—	—	—	(510)	306	683	479
Interest expense	2	11,435	11,437	26,145	27,484	26,156	91,222
Interest income	(161)	(1,821)	(1,982)	(178)	(153)	(94)	(2,407)
Income tax provision (benefit)	563	(3,377)	(2,814)	14	(2,379)	(3,030)	(8,209)
Depreciation, amortization, and depletion	477	12,747	13,224	32,689	31,426	33,126	110,465

EBITDA	$23,667	$2,613	$26,280	$40,110	$61,067	$41,356	$168,813

The following table reconciles EBITDA to EBITDA excluding special items for the Predecessor for the period of January 1 through February 21, 2008, for Boise Inc. for the three months ended March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008 and for the combined three months ended March 31, 2008, and for the combined year ended December 31, 2008:

	2008
	Predecessor (a)	Boise Inc.	Combined	Boise Inc.			Combined
	Q1	Q1	Q1	Q2	Q3	Q4	YTD

EBITDA	$23,667	$2,613	$26,280	$40,110	$61,067	$41,356	$168,813
Impact of DeRidder outage	732	19,776	20,508	—	—	—	20,508
Inventory revaluation expense	—	6,560	6,560	3,699	—	—	10,259
Change in fair value of energy hedges	(37)	(204)	(241)	(3,666)	11,341	(26)	7,408
Hurricane losses	—	—	—	—	5,482	—	5,482
Gain on changes in supplemental pension plans	—	—	—	—	—	(2,914)	(2,914)
St. Helens mill restructuring	—	—	—	—	—	37,568	37,568

EBITDA excluding special items	$24,362	$28,745	$53,107	$40,143	$77,890	$75,984	$247,124

In September 2007, the Predecessor classified the assets in our Paper and Packaging segments as well as some of the assets in our Corporate and Other segment as “held for sale” and stopped depreciating and amortizing the assets. The decreased depreciation and amortization costs are listed below for the Predecessor for the period January 1 through February 21, 2008:

	2008
	Predecessor (a)	Boise Inc.				Combined
	Q1	Q1	Q2	Q3	Q4	YTD

Paper	$9,367					$9,367
Packaging	6,919					6,919
Corporate and Other	256					256

	$16,542					$16,542

The following tables reconcile total debt to net total debt by quarter for 2010 and 2009:
	2010
	Q1	Q2	Q3	Q4

Short-term borrowings	$—	$3,536	$—	$—
Current portion of long-term debt	16,663	29,163	37,500	43,750
Long-term debt, less current portion	775,581	763,081	750,581	738,081
Total debt	792,244	795,780	788,081	781,831
Less cash and cash equivalents and short-term investments	(98,300)	(138,668)	(184,063)	(177,454)

Net total debt	$693,944	$657,112	$604,018	$604,377

	2009
	Q1	Q2	Q3	Q4

Current portion of long-term debt	$7,479	$14,890	$22,235	$30,711
Long-term debt, less current portion	967,340	939,929	932,517	785,216
Notes payable	69,229	71,955	74,788	—
Total debt	1,044,048	1,026,774	1,029,540	815,927
Less cash and cash equivalents and short-term investments	(27,510)	(125,108)	(247,614)	(79,416)

Net total debt	$1,016,538	$901,666	$781,926	$736,511

(a)	Predecessor information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.